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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated June 9, 1997 and to the incorporation by reference in this registration statement of our reports dated June 9, 1997 included in QuadraMed Corporation's Form 8-K and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                                 -----------------------------
                                                     Arthur Anderson LLP

Roseland, New Jersey
October 20, 1997